SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.     ]

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with written preliminary materials.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

MOODY’S CORPORATION

To Be Held On:

Tuesday, April 20, 2010 - 9:30 a.m. EST

7 World Trade Center, 250 Greenwich Street, New York, New York 10007

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 6, 2010.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=26180, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

1.	ELECTION OF THREE CLASS III DIRECTORS OF THE COMPANY: NOMINEES:	2.	APPROVAL OF THE AMENDED AND RESTATED 2001 MOODY’S CORPORATION KEY EMPLOYEES’ STOCK INCENTIVE PLAN.
	BASIL L. ANDERSON DARRELL DUFFIE, PH.D.	3.	APPROVAL OF THE 2004 MOODY’S CORPORATION COVERED EMPLOYEE CASH INCENTIVE PLAN, AS AMENDED.
	RAYMOND W. MCDANIEL, JR.	4.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2010.
		5.	STOCKHOLDER PROPOSAL TO ADOPT A POLICY THAT THE CHAIRMAN OF THE COMPANY’S BOARD OF DIRECTORS BE AN INDEPENDENT DIRECTOR.
		To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is March 1, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

	Please note that you cannot use this notice to vote by mail.